UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 14, 2021

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2021, the board of directors (the “Board”) of CohBar, Inc. (the “Company”) appointed Joanne Yun to serve as director of the Company, effective immediately.

Dr. Yun has over 30 years of experience in board and executive level positions in the medical industry with global pharmaceutical and biotechnology companies. She is a partner at Egon Zehnder International, a leadership advisory firm and is currently a member of the firm’s Health Practice, where she leads their Research & Development segment. Prior to joining Egon Zehnder in June 2007, Dr. Yun served as a director in the Global Oncology Business Unit for Bayer HealthCare Pharmaceuticals from April 2001 to April 2007, with responsibility for oncology program management and new product planning. Dr. Yun started her career in February 1998 with Bayer AG and continued there until March 2001 in various research management roles. Dr. Yun earned a bachelor’s degree in chemistry and French from Amherst College and a Ph.D. in chemistry from the Massachusetts Institute of Technology. She was a National Institutes of Health Postdoctoral Fellow at The Scripps Research Institute and is a member of the American Society of Clinical Oncology, the American Society of Hematology, and the American Chemical Society.

In connection with her appointment as a member of the Board, Dr. Yun was granted stock options to purchase 200,000 shares of the Company’s common stock, at an exercise price of $1.18 per share (the “Option”). The Option will vest and become exercisable in equal monthly installments over a period of four years based on Dr. Yun’s continued service to the Company during the vesting period. Dr. Yun will also receive annual cash compensation of $60,000 in consideration of her service as a director.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

September 15, 2021	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno
Chief Financial Officer

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